                               AMENDED SCHEDULE A
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
         EFFECTIVE MAY 1, 1999 (PURSUANT TO SECTION 1.6 OF THE AGREEMENT

Name of Separate Account and                          Policy Form Numbers of Contracts
Date Established by Board of Directors               Funded By Separate Account               Fidelity Fund (Class)
Lincoln National Variable Annuity Account C           18829, 25982RSC, 28645 0697              Contrafund - Service

Lincoln National Variable Annuity Separate            GAC96-1 11                               Asset Manager - Initial
Account L                                             GAC9 1 -101

Lincoln Life Flexible Premium Variable Life           LN605/615 (VUL)                          Asset Manager - Initial
Account M                                             LN 605/660                               Investment Grade Bond-Initial
Class

                                                                                               Contrafund - Service Class

Lincoln Life Variable Annuity Account Q               28883,28884,28890,28867,                 Contrafund - Service Class
                                                      28868,28891,28903

Lincoln Life Flexible Premium Variable Life           SVUL LN650                               Investment Grade Bond-Initial
Class
Account R                                                                                      Asset Manager - Initial Class
                                                                                               Contrafund - Service Class

Lincoln Life Flexible Premium Variable Life           LN920/921                                Contrafund - Service
Account S                                                                                      Asset Manager - Service Class


Lincoln National Life Insurance Company               19476                                    Contrafund - Service Class
Separate Account 35

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by it its seal to be hereunder affixed hereto as of the date specified below.



Date                                   LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                       By:

                                       Name:

                                       Title:

Date                                   VARIABLE INSURANCE TRODUCTS FU S
                                       By:

                                       Name:

                                       Title:



Date                                   FIDELITY DISTRIBUTION

                                       By:
                                       Name

                                       Title:

                             Amendment to Schedule C
                              Effective May 1, 1999

Other investment companies currently available under the separate account listed in Amended Schedule A:

AIM, American Century, Bankers Trust, Baron, Calvert, Delaware, Dreyfus, Janus, Kemper, Liberty, Lincoln National, MFS, Neuberger Berman, OpCap, Oppenhiemer, T. Rowe Price, Templeton



          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed In its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.




Date                                   LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                       By:

                                       Name:-

                                       Title:

Date                                   VARIABLE INSURANCE PRODUCTS FUND 11


                                       By:

                                       Name:-

                                       Title:


Date                                   FIDELITY DISTRIBUTORS CORPORATION

                                       By:

                                       Name:

                                       Title: